Exhibit 10.1
2008 Special Retirement Vesting Benefit Policy
“Incentive Plans” means the CA, Inc. 2002 and 2007 Incentive Plans, as in effect from time to time.
“LTIP Participant” means any member of the CA, Inc. Executive Management Team or any CA, Inc. executive at the level of Senior Vice President or higher.
“Special Retirement” means (1) the attainment of age 60 or (2) the attainment of age 55 with at least 5 years of service with CA, Inc. and its subsidiaries and (3) the LTIP Participant‘s written election of his or her intention to retire during the next fiscal year in accordance with applicable administrative procedures.
“Special Retirement Vesting” means:
1.	With respect to any outstanding one-year performance share award, the restricted shares granted after completion of the one-year Performance Cycle for the award shall vest as follows:
a.	70% of the shares on the grant date

b.	20% of the shares on the first anniversary of the grant date,

c.	10% of the shares on the second anniversary of the grant date.
2.	With respect to any outstanding three-year performance share award, the shares granted after completion of the applicable three-year Performance Cycle shall be based on the actual performance achieved over the Performance Cycle for the award, pro-rated based on the portion of the Performance Cycle representing the number of days worked from the beginning of the Performance Cycle through the date of Special Retirement.
Upon the occurrence of the Special Retirement of an LTIP Participant specified on Appendix A, the LTIP Participant shall continue to be eligible to receive Special Retirement Vesting in accordance with the terms as set forth herein on Exhibit A.
The Chief Human Resources Officer and the Chief Executive Officer shall have the authority to administer and interpret the 2008 Special Retirement Vesting Benefit Policy.

2010 Special Retirement Vesting Benefit Policy
“Incentive Plans” means the CA, Inc. 2002 and 2007 Incentive Plans, as in effect from time to time.
“LTIP Participant” means any member of the CA, Inc. Executive Management Team or any CA, Inc. executive at the level of Senior Vice President or higher.
“Special Retirement” means (1) the attainment of age 65 or (2) the attainment of age 60 with at least 10 years of service with CA, Inc. and its subsidiaries and (3) the LTIP Participant‘s written election of his or her intention to retire during the next fiscal year in accordance with applicable administrative procedures.
“Special Retirement Vesting” means:
1.	With respect to any outstanding one-year performance share award, the restricted shares granted after completion of the one-year Performance Cycle for the award shall vest as follows, provided the LTIP Participant is employed by CA, Inc. or one of its subsidiaries on the vesting date:
a.	70% of the shares on the grant date

b.	20% of the shares on the first anniversary of the grant date,

c.	10% of the shares on the second anniversary of the grant date.
2.	With respect to any outstanding three-year performance share award, the shares granted after completion of the applicable three-year Performance Cycle shall be based on the actual performance achieved over the Performance Cycle for the award, pro-rated based on the portion of the Performance Cycle representing the number of days worked from the beginning of the Performance Cycle through the date of Special Retirement.
Upon the occurrence of the Special Retirement of an LTIP Participant, the LTIP Participant shall be eligible for Special Retirement Vesting.
The Chief Human Resources Officer and the Chief Executive Officer shall have the authority to administer and interpret the 2010 Special Retirement Vesting Benefit Policy.